EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Miller Industries, Inc.'s previously filed Registration Statements on Form S-4 (File No. 333-34641) and Form S-8 (File No. 33-82282).

                                           ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
August 5, 1999